SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 28, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
  (Issuer in Respect of the REMIC Pass-Through CitiCertificates Series 1997-2)
               (Exact name of registrant as specified in charter)

Delaware                          33-66222                      13-3408713
--------------------------------------------------------------------------------
(State or other juris-          (Commission                  (I.R.S. Employer
diction of organization)        File Nos.)                   Identification No.)


909 Third Avenue, New York, New York                     10043
------------------------------------                     -----
(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3431
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5. Other Events.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1997-2
                 -----------------------------------------------

                                  May 28, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                        AND THE MORTGAGED PROPERTIES (A)


      On May 28, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before May 1, 1997) as of May 1, 1997 of $203,194,817.37. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,159,740.87. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of May 1, 1997 was 630. The weighted average Note Rate of the Mortgage Loans as of May 1, 1997 was 7.850%. The weighted average remaining term to stated maturity of the Mortgage Loans as of May 1, 1997 was 356.92 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to September 1, 1996 or after May 1, 1997.

     None of the Mortgage Loans has a scheduled maturity later than May 1, 2027. Each Mortgage Loan has an original principal balance of not less than $24,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $21,149,234 as of May 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of May 1, 1997 was 74.3%. No more than $2,825,110 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(B) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as

--------------------------------
(A) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated May 22, 1997 and the Prospectus, dated May 22, 1997, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1997-2.

(B) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

reflected in Originator's records. No more than 1%(B) of the Mortgage Loans are secured by investment properties.

     At least 99%(B) of the Mortgage Loans are Mortgage Loans originated using loan underwriting policies which require among other things, proof of income and liquid assets and telephone verification of employment.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.250%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.250%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $25,655,637.71 and $177,539,179.66, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.274% and 7.933%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 356.69 months and 356.95 months, respectively.

      The Special Hazard Loss Amount as of May 1, 1997 was $2,031,948.17.

      The Fraud Loss Amount as of May 1, 1997 was $4,063,896.35.

      The Bankruptcy Loss Amount as of May 1, 1997 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of May 1, 1997 was $193,035,075.85.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of May 1, 1997 was $4,063,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of May 1, 1997 was $2,032,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of May 1, 1997 was $2,032,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of May 1, 1997 was $915,000.00.

--------------------------------
(B) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of May 1, 1997 was $406,000.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of May 1, 1997 was $711,741.52.

      The Subordinated CitiCertificate Percentage is 5.000000320628%(*).

      The Class M Subordination Percentage is 3.000441447725%(*).

      The Class B-1 Subordination Percentage is 2.000415942006%(*).

      The Class B-2 Subordination Percentage is 1.000390436287%(*).

      The Class B-3 Subordination Percentage is 0.550083675591%(*).

      The Class B-4 Subordination Percentage is 0.350275429862%(*).

      The following tables set forth information regarding the Mortgage Loans as of May 1, 1997.

------------------------------
     (*) Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                              Number of             Aggregate Principal
Year Originated               Loans                 Balances Outstanding
---------------               ---------             --------------------

1996                            111                    $      33,402,104
1997                            519                          169,792,713
                                ---                    -----------------
Total                           630                    $     203,194,817
                                ===                    =================



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

Type of                       Number of             Aggregate Principal
Dwelling Unit                 Loans                 Balances Outstanding
------------                  ---------             --------------------
Detached houses                 571                    $     185,483,901
Multi-family dwellings           15                            5,291,312
Townhouses                       18                            5,467,011
Condominium units (one            6                            1,242,471
  to three stories high)
Condominium units (over          12                            3,723,141
  three stories high)
Cooperative units                 8                            1,986,981
                                ---                    -----------------
Total                           630                    $     203,194,817
                                ===                    =================

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                       Number of             Aggregate Principal
Dwelling Unit                 Loans                 Balances Outstanding
-------------                 ---------             --------------------
1-family                        615                    $     197,903,505
2-family                         11                            3,807,978
3-family                          4                            1,483,334
                                ---                    -----------------
Total                           630                    $     203,194,817
                                ===                    =================



                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal         Number of           Aggregate Principal
Balance by Loan Size          Loans               Balances Outstanding
---------------------         ---------           ----------------------
$149,999 and under                8                    $         671,906
$150,000 through $199,999         3                              551,241
$200,000 through $249,999       162                           38,122,772
$250,000 through $299,999       189                           51,831,397
$300,000 through $349,999        97                           31,439,580
$350,000 through $399,999        58                           22,054,177
$400,000 through $449,999        33                           14,174,089
$450,000 through $499,999        28                           13,421,553
$500,000 through $549,999        23                           12,116,025
$550,000 through $599,999        15                            8,715,926
$600,000 through $649,999         5                            3,167,551
$650,000 through $699,999         4                            2,705,671
$700,000 through $749,999         1                              707,525
$750,000 through $799,999         1                              775,541
$800,000 through $849,999         1                              838,780
$850,000 through $899,999         0                                    0
$900,000 through $949,999         1                              908,671
$950,000 through $999,999         1                              992,412
                                ---                    -----------------
Total                           630                    $     203,194,817
                                ===                    =================

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                 Number of             Aggregate Principal
Note Rate                     Loans                 Balances Outstanding
--------------                ---------             --------------------

7.00%                             6                    $       1,750,779
7.01%  - 7.50%                  139                           44,224,246
7.51%  - 8.00%                  327                          106,210,968
8.01%  - 8.50%                  144                           47,798,258
8.51%  - 9.00%                   13                            3,156,619
9.01%  - 9.50%                    1                               53,947
                                ---                    -----------------
Total                           630                    $     203,194,817
                                ===                    =================



                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                              Number of             Aggregate Principal
Loan-to-Value Ratio           Loans                 Balances Outstanding
-------------------           ---------             --------------------

65.00% and Below                 97                    $      32,226,111
65.01% - 75.00%                 151                           51,150,760
75.01% - 80.00%                 300                           98,668,712
80.01% - 85.00%                  12                            2,629,662
85.01% - 90.00%                  68                           18,036,427
90.01% - 95.00%                   2                              483,145
                                ---                    -----------------
Total                           630                    $     203,194,817
                                ===                    =================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                              Number of             Aggregate Principal
State                         Loans                 Balances Outstanding
-----                         ---------             --------------------

Alabama                           5                    $       1,403,112
Alaska                            1                              396,695
Arizona                          14                            3,951,504
Arkansas                          4                            1,244,935
California                      180                           62,895,452
Colorado                         10                            2,778,788
Connecticut                      19                            6,083,104
Delaware                          2                              826,136
District of Columbia              5                            1,724,594
Florida                          22                            6,537,090
Georgia                          23                            7,179,595
Illinois                         16                            5,033,644
Iowa                              1                              319,384
Kansas                            3                              783,598
Kentucky                          2                              562,798
Louisiana                         2                              515,586
Maryland                         35                           10,824,058
Massachusetts                    33                           10,487,295
Michigan                         10                            2,848,165
Minnesota                         3                              971,190
Missouri                          5                            1,512,609
Nevada                            2                              809,900
New Hampshire                     1                              269,742
New Jersey                       29                            8,771,779
New Mexico                        1                              299,586
New York                         76                           24,410,252
North Carolina                   16                            5,263,690
Ohio                              4                            1,271,414
Oregon                            2                              516,899
Pennsylvania                     14                            4,686,658
South Carolina                    7                            2,254,837
Tennessee                         6                            1,775,297
Texas                             8                            2,584,981
Utah                              2                              853,423
Virginia                         59                           18,000,787
Washington                        8                            2,546,240
                                ---                    -----------------
    Total                       630                    $     203,194,817
                                ===                    =================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
        ---------------
        John H. Outland
        Senior Vice President


Dated: May 28, 1997